                        Supplement dated January 12, 1999
                      to Prospectus dated August 1, 1998 of

                     BT ALEX. BROWN CASH RESERVE FUND, INC.
                                  Prime Series
                                 Treasury Series
                                 Tax-Free Series

         This amends and supplements the Fund's prospectus to show certain changes to the Annual Fund Operating Expenses and Example on page 2 and General Information on pages 13 and 14. THE NET EFFECT OF THESE CHANGES IS AS FOLLOWS:
THE TOTAL FUND OPERATING EXPENSES OF THE PRIME SERIES REMAIN THE SAME AT 0.67%, THE TOTAL FUND OPERATING EXPENSES OF THE TREASURY SERIES ARE REDUCED FROM 0.59% TO 0.57% AND THE TOTAL FUND OPERATING EXPENSES OF THE TAX-FREE SERIES INCREASE FROM 0.60% TO 0.61%.

ANNUAL FUND OPERATING EXPENSES

         The Annual Fund Operating Expenses and Example on page 2 of the Prospectus are amended and restated below to reflect current fees, including a new shareholder service fee (see "General Information" below).

                      Annual Fund Operating Expenses                            Prime          Treasury        Tax-Free
                   (as a % of average daily net assets)                        Series           Series          Series
                   ------------------------------------                        ------           ------          ------
Management Fees (See "Management of the Fund-Investment
   Advisor") (net of fee waivers for the Treasury Series).................      0.26%           0.19%*           0.27%
12b-1 Fees (See "Management of the Fund-Distributor").....................      0.25%           0.25%            0.25%
Other Expenses (including a 0.05% Shareholder Service Fee for
   each class)............................................................      0.16%           0.13%            0.09%
                                                                                -----          ------            -----
Total Fund Operating Expenses (net of fee waivers for the
   Treasury Series).......................................................      0.67%           0.57%*           0.61%
                                                                                =====          =======           =====

-------
* The Advisor is waiving its fee on the Treasury Series by 0.05%. Absent such fee waivers, Management Fees would be 0.24% and Total Fund Operating Expenses would be 0.62% of the BT Alex. Brown Cash Reserve Treasury Shares class' average daily net assets. The waiver is voluntary and may be terminated at any time.

EXAMPLE:

You would pay the following expenses on a $1,000 investment in each Series assuming (1) 5% annual return, and (2) redemption at the end of each time period:

1 year................................................................       $ 7             $ 6              $ 6
3 years...............................................................       $21             $18              $20
5 years...............................................................       $37             $32              $34
10 years..............................................................       $83             $71              $76

THE EXPENSES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

GENERAL INFORMATION

         The section entitled General Information on pages 13 and 14 is amended and supplemented by the following:

         On December 18, 1998, the Fund's Board of Directors adopted a shareholder service plan (the "Service Plan") for the BT Alex. Brown Cash Reserve Shares of each of the Prime Series, the Treasury Series and the Tax-Free Series (the "Shares"). Under the terms of each Service Plan, the Fund will pay the Distributor an annual service fee of 0.05% of the Shares' average daily net assets. The Distributor will use the service fee to pay third parties for services for which they are not otherwise being compensated under a dealer or shareholder servicing agreement entered into pursuant to a Rule 12b-1 Plan.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CASHPRSSUP1
(01/99)

                        Supplement dated January 12, 1999
                      to Prospectus dated August 1, 1998 of

          BT ALEX. BROWN CASH RESERVE FUND, INC. - INSTITUTIONAL SHARES
                                  Prime Series
                                 Treasury Series
                                 Tax-Free Series

         This amends and supplements the Fund's prospectus to show certain changes to the Annual Fund Operating Expenses and Example on page 2. THE NET EFFECT OF THESE CHANGES IS AS FOLLOWS: THE TOTAL FUND OPERATING EXPENSES OF THE PRIME INSTITUTIONAL SHARES ARE REDUCED FROM 0.42% TO 0.37%, THE TOTAL FUND OPERATING EXPENSES OF THE TREASURY INSTITUTIONAL SHARES ARE REDUCED FROM 0.34% TO 0.27% AND THE TOTAL FUND OPERATING EXPENSES OF THE TAX-FREE INSTITUTIONAL SHARES ARE REDUCED FROM 0.35% TO 0.31%.

ANNUAL FUND OPERATING EXPENSES

         The Annual Fund Operating Expenses and Example on page 2 of the Prospectus are amended and restated below to reflect current fees:


                                                                                    Prime             Treasury          Tax-Free
                       Annual Fund Operating Expenses                           Institutional      Institutional     Institutional
                    (as a % of average daily net assets)                           Shares              Shares            Shares
                    ------------------------------------                           ------              ------            ------
Management Fees (See "Management of the Fund-Investment
   Advisor") (net of fee waivers for the Treasury Series)...................        0.26%              0.19%*            0.27%
12b-1 Fees (See "Management of the Fund-Distributor").......................        None                None              None
Other Expenses..............................................................        0.11%              0.08%             0.04%
                                                                                    -----              -----             -----
Total Fund Operating Expenses (net of fee waivers for the Treasury
   Series)..................................................................        0.37%              0.27%*            0.31%
                                                                                    =====              ======            =====

-------

* The Advisor is waiving its fee on the Treasury Series by 0.05%. Absent such fee waivers, Management Fees would be 0.24% and Total Fund Operating Expenses would be 0.32% of the Treasury Institutional Shares class' average daily net assets. The waiver is voluntary and may be terminated at any time.


EXAMPLE:

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:


1  year....................................................................         $ 4                $ 3                  $ 3
3  years...................................................................         $12                $ 9                  $10
5  years...................................................................         $21                $15                  $17
10 years...................................................................         $47                $34                  $39



THE EXPENSES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

TRIPRSSUP1
(01/99)